Brown Advisory Growth Equity Fund
Schedule of Investments
March 31, 2024 (Unaudited)

COMMON STOCKS - 95.8%	Shares	Value
Communication Services - 5.8%
Alphabet, Inc. - Class C(a)	341,593	$52,010,950
Match Group, Inc.(a)	559,306	20,291,622
		72,302,572

Consumer Discretionary - 9.5%
Amazon.com, Inc.(a)	328,699	59,290,726
Hilton Worldwide Holdings, Inc.	175,692	37,476,861
Lululemon Athletica, Inc.(a)	53,996	21,093,537
		117,861,124

Consumer Staples - 4.5%
Costco Wholesale Corp.	75,756	55,501,118

Financials - 11.0%
Mastercard, Inc. - Class A	103,848	50,010,081
Progressive Corp.	218,288	45,146,324
S&P Global, Inc.	96,019	40,851,284
		136,007,689

Health Care - 17.0%
Align Technology, Inc.(a)	107,763	35,337,643
Edwards Lifesciences Corp.(a)	320,870	30,662,337
Intuitive Surgical, Inc.(a)	130,904	52,242,476
Thermo Fisher Scientific, Inc.	57,450	33,390,515
Veeva Systems, Inc. - Class A(a)	110,756	25,661,058
Zoetis, Inc. - Class A	197,565	33,429,974
		210,724,003

Industrials - 13.1%
Cintas Corp.	63,898	43,899,843
Generac Holdings, Inc.(a)	224,065	28,263,559
IDEX Corp.	71,266	17,390,329
Uber Technologies, Inc.(a)	613,072	47,200,414
Veralto Corp.	279,538	24,783,839
		161,537,984

Information Technology - 31.6%
Adobe, Inc.(a)	65,049	32,823,725
Atlassian Corp. - Class A(a)	172,466	33,649,841
Autodesk, Inc.(a)	144,835	37,717,931
Intuit, Inc.	77,368	50,289,200
Marvell Technology, Inc.	353,797	25,077,131
Microsoft Corp.	132,976	55,945,663
NVIDIA Corp.	65,971	59,608,757
NXP Semiconductors NV	102,927	25,502,223
ServiceNow, Inc.(a)	67,812	51,699,869
Workday, Inc. - Class A(a)	67,812	18,495,723
		390,810,063

Real Estate - 3.3%
CoStar Group, Inc.(a)	414,687	40,058,764
TOTAL COMMON STOCKS (Cost $549,926,157)		1,184,803,317

REAL ESTATE INVESTMENT TRUSTS - 2.4%
Real Estate - 2.4% SBA Communications Corp. - Class A	137,117	29,713,254
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $12,154,064)		29,713,254

SHORT-TERM INVESTMENTS - 2.0%
Money Market Funds - 2.0%
First American Government Obligations Fund - Class Z, 5.19%(b)	25,299,148	25,299,148
TOTAL SHORT-TERM INVESTMENTS (Cost $25,299,148)		25,299,148

TOTAL INVESTMENTS - 100.2% (Cost $587,379,369)		$1,239,815,719
Liabilities in Excess of Other Assets - (0.2)%		(2,552,244)
TOTAL NET ASSETS - 100.0%		$1,237,263,475

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of March 31, 2024.

Various inputs may be used to determine the value of the Fund's investments.  These inputs are summarized in three broad levels.  The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

	Level 1	Level 2	Level 3
Common Stocks	1,184,803,317	–	–
Real Estate Investment Trusts	29,713,254	–	–
Money Market Funds	25,299,148	–	–
Total Investments	1,239,815,719	–	–

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.